UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 22, 2012, F.N.B. Corporation (“FNB”) and Annapolis Bancorp, Inc. (“Annapolis Bancorp”) announced that they entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the acquisition by FNB of all outstanding shares of common stock of Annapolis Bancorp in a stock-for-stock transaction. Under the terms of the Merger Agreement, Annapolis Bancorp will merge with and into FNB (the “Merger”), and existing Annapolis Bancorp shareholders will become entitled to receive 1.143 shares of FNB common stock for each share of Annapolis Bancorp stock. In addition, a cash credit-related adjustment provides that shareholders of Annapolis Bancorp may receive up to an additional $0.36 per share in cash for each share of Annapolis Bancorp common stock they own, dependent on Annapolis Bancorp’s ability to resolve an agreed-upon credit matter. The Merger is subject to customary closing conditions, including regulatory approvals and approval from Annapolis Bancorp shareholders.

Presentation materials concerning the Merger, which will be available on FNB’s website at www.fnbcorporation.com beginning on October 22, 2012, are attached hereto as Exhibit 99.2 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless specifically identified as being incorporated therein by reference.

Item 8.01	Other Events.

On October 22, 2012, FNB and Annapolis Bancorp issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which contain FNB’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in FNB’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Annapolis Bancorp shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties experienced by FNB in expanding into a new market area, including retention of customers and key personnel of Annapolis Bancorp and its subsidiary BankAnnapolis; difficulties and delays in integrating the FNB and Annapolis Bancorp businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information About the Merger.

In connection with the Merger, FNB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Annapolis Bancorp and a Prospectus of FNB, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF ANNAPOLIS BANCORP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about FNB and Annapolis Bancorp, may be obtained at the SEC’s internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from FNB at www.fnbcorporation.com under the heading “Investor Relations”; or from Annapolis Bancorp at www.bankannapolis.com under the tab “Investors”, and then under the heading “Documents.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, (724) 983-3431, Attention: David B. Mogle, Corporate Secretary, or to Annapolis Bancorp, Inc., 1000 Bestgate Road, Suite 400, Annapolis, MD 21401, (410) 224-4455, Attention: Edward J. Schneider, Chief Financial Officer.

FNB and Annapolis Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Annapolis Bancorp in connection with the Merger. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2012 annual meeting of shareholders, as filed with the SEC on April 4, 2012. Information about the directors and executive officers of Annapolis Bancorp is set forth in the proxy statement for Annapolis Bancorp’s 2012 annual meeting of shareholders, as filed with the SEC on April 13, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release of F.N.B. Corporation and Annapolis Bancorp, Inc., dated October 22, 2012

99.2	Presentation materials, dated October 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: October 22, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of F.N.B. Corporation and Annapolis Bancorp, Inc., dated October 22, 2012

99.2	Presentation materials, dated October 22, 2012